Exhibit 24.1
POWER OF ATTORNEY

WHEREAS, AMEREN CORPORATION, a Missouri corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 2014; and

WHEREAS, each of the individuals identified below is a director of the Company.

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Warner L.Baxter and/or Martin J. Lyons, Jr. and/or Gregory L. Nelson the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Form 10-K and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 13th day of February, 2015:

Catherine S. Brune, Director	/s/ Catherine S. Brune

Ellen M. Fitzsimmons, Director	/s/ Ellen M. Fitzsimmons

Walter J. Galvin, Director	/s/ Walter J. Galvin

Richard J. Harshman, Director	/s/ Richard J. Harshman

Gayle P. W. Jackson, Director	/s/ Gayle P. W. Jackson

James C. Johnson, Director	/s/ James C. Johnson

Steven H. Lipstein, Director	/s/ Steven H. Lipstein

Patrick T. Stokes, Director	/s/ Patrick T. Stokes

Stephen R. Wilson, Director	/s/ Stephen R. Wilson

Jack D. Woodard, Director	/s/ Jack D. Woodard

STATE OF MISSOURI	)
) SS.
CITY OF ST. LOUIS	)

On this 13th day of February, 2015, before me, the undersigned Notary Public in and for said State, personally appeared the above-named directors of Ameren Corporation, known to me to be the persons described in and who executed the foregoing power of attorney and acknowledged to me that they executed the same as their free act and deed for the purposes therein stated.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

/s/ Carla J. Flinn
CARLA J. FLINN
Notary Public - Notary Seal
STATE OF MISSOURI - ST. LOUIS CITY
Commission #14399906
My Commission Expires 4/20/2018

POWER OF ATTORNEY

WHEREAS, AMEREN CORPORATION, a Missouri corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 2014; and

WHEREAS, the below undersigned is a director of the Company;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Warner L. Baxter and/or Gregory L. Nelson and/or Martin J. Lyons, Jr. the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Form 10-K and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 13th day of February, 2015:

J. Edward Coleman, Director	/s/ J. Edward Coleman

STATE OF MISSOURI    )
) SS.
CITY OF ST. LOUIS    )

On this 13th day of February, 2015, before me, the undersigned Notary Public in and for said State, personally appeared the above-named director of Ameren Corporation, known to me to be the person described in and who executed the foregoing power of attorney and acknowledged to me that he executed the same as his free act and deed for the purposes therein stated.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.

/s/ Carla J. Flinn
CARLA J. FLINN
Notary Public - Notary Seal
STATE OF MISSOURI - ST. LOUIS CITY
Commission #14399906
My Commission Expires 4/20/2018